EXHIBIT 10.11

                            AMENDMENT AGREEMENT NO. 3
                             TO AMENDED AND RESTATED
                  REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

         THIS AMENDMENT AGREEMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 30th day of December, 1999, by and among WATSCO, INC., a Florida corporation (the "Borrower"), the Lenders signatory hereto (the "Lenders") and BANK OF AMERICA, N.A. (f/k/a NationsBank, National Association), a national banking association, as Agent (the "Agent") for the Lenders party to the Credit Agreement described below.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Revolving Credit Agreement dated August 8, 1997, as amended by Amendment Agreement No. 1 dated February 20, 1998 and Amendment Agreement No. 2 dated June 30, 1999 (the "Credit Agreement") pursuant to which the Lenders have agreed to make available to the Borrower a revolving credit facility of up to $315,000,000; and

         WHEREAS, as a condition to the making of loans the Lenders have required that each Subsidiary of Borrower execute a Facility Guaranty whereby it guarantees payment of the Obligations arising under the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Lenders further amend the Agreement as provided herein;

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

         1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Loan Documents shall mean that certain Amended and Restated Revolving Credit and Reimbursement Agreement dated as of August 8, 1997 by and among the Agent, the Lenders and the Borrower, as heretofore and hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         2. AMENDMENTS. Subject to the conditions set forth herein, SECTION 8.17 of the Credit Agreement shall be and hereby is amended in its entirety, effective as of the date hereof, so that it shall read as follows:

         "8.17. NEGATIVE PLEDGE CLAUSES. Other than pursuant to this Agreement and the other Loan Documents and with respect to Private Placement Debt enter into or cause,

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         suffer or permit to exist any agreement with any Person which prohibits or limits the ability of any of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property."

         3. GUARANTORS. Each of the Guarantors has joined into the execution of this Agreement for the purpose of consenting to the amendment contained herein and reaffirming its guaranty of the Obligations as increased by the terms of this Amendment Agreement.

         4. BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents, warrants and certifies that:

                  (a) The representations and warranties made by it in Article VI of the Credit Agreement are true on and as of the date hereof before and after giving effect to this Agreement except that the financial statements referred to in Section 6.6(a) shall be those most recently furnished to each Lender pursuant to Section 7.1(a) and (b) of the Credit Agreement and except that SCHEDULE 6.10 is replaced with
         SCHEDULE 6.10 attached hereto;

                  (b) The Borrower has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof.

                  (c) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.1 of the Credit Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (d) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent under
         Section 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (e) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment Agreement shall become effective upon receipt by the Agent twelve (12) counterparts of this Amendment Agreement executed by Borrower, the Guarantors and the Required Lenders.

         6. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior


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negotiations and agreements among the parties relative to such subject matter.
None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                            BORROWER:

                                            WATSCO, INC.
WITNESS:

 /S/ THOMAS KOCHY                           By:   /S/  BARRY S. LOGAN
---------------------------                     --------------------------------
                                            Name:  Barry S. Logan
 /S/ HENRY C. BARNUM                        Title: Vice President of Finance and
---------------------------                        Chief Financial Officer


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                                            GUARANTORS:

                                            WATSCO INVESTMENTS I, INC.
                                            WATSCO INVESTMENTS II, INC.
                                            CDS HOLDINGS, INC.
                                            COASTLINE DISTRIBUTION, INC.
                                            A&C DISTRIBUTORS, INC.
                                            GEMAIRE DISTRIBUTORS, INC.
                                            H.B. ADAMS DISTRIBUTORS, INC.
                                            GEM CREDIT CORPORATION
                                            THE FLORIDA AD COMPANY
                                            GEMAIRE INTERNATIONAL, INC.
                                            GEMAIRE HOLDINGS, INC.
                                            GEMAIRE CARIBE, INC.
                                            COMFORT SUPPLY, INC.
                                            WATSCO EXPORT, INC.
                                            THE HOUSTON AD COMPANY, INC.
                                            HEATING & COOLING SUPPLY, INC.
                                            THREE STATES SUPPLY COMPANY, INC.
                                            CP DISTRIBUTORS, INC.
                                            COMFORT PRODUCTS DISTRIBUTING, INC.
                                            CENTRAL PLAINS DISTRIBUTING, INC.
                                            CENTRAL AIR CONDITIONING
                                             DISTRIBUTORS,  INC.
                                            WEATHERTROL SUPPLY COMPANY
                                            AIR SYSTEMS DISTRIBUTORS, INC.
                                            DUNHILL STAFFING SYSTEMS, INC.
                                            DUNHILL TEMPORARY SYSTEMS OF
                                             INDIANAPOLIS, INC.
                                            DUNHILL TEMPORARY SYSTEM OF
                                             INDIANAPOLIS, L.P.
                                            DUNHILL TEMPORARY SYSTEMS, INC.
WITNESS:                                    DUNHILL PERSONNEL SYSTEM OF
                                             NEW JERSEY, INC.
 /S/ THOMAS KOCHY                           DUNHILL STAFFING SYSTEMS OF
---------------------------                  MILWAUKEE, INC.
 /S/ HENRY C. BARNUM                        DUNHILL ENTERPRISES, INC.
---------------------------



                                            By:  /S/ BARRY S. LOGAN
                                               ----------------------
                                            Name: Barry S. Logan
                                            Title: Vice President


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                                            BAKER DISTRIBUTING COMPANY
                                            INTERCOMPANY SERVICES INCORPORATED
                                            AIR SUPPLY, INC.
                                            WSO DISTRIBUTORS LLC
                                            WSO HOLDINGS LLC
                                            DUNHILL HOLDINGS LLC
                                            BELKNAP COMPANY
                                            A C EQUIPMENT & PARTS, INC.
                                            SUPERIOR SUPPLY COMPANY, INC.
                                            SUPERIOR SUPPLY COMPANY OF
                                               OKLAHOMA, INC.
                                            KAUFMAN SUPPLY, INC.
                                            YRK HOLDINGS, INC.
                                            HOMANS ASSOCIATES, INC.
                                            HEAT INCORPORATED
                                            COMFORT-AIRE DISTRIBUTORS
WITNESS:                                    NSI SUPPLY, INC.
                                            WILLIAM WURZBACH COMPANY, INC.
 /S/ THOMAS KOCHY
---------------------------
 /S/ HENRY C. BARNUM
---------------------------
                                            By:  /S/ BARRY S. LOGAN
                                               ---------------------------------
                                            Name: Barry S. Logan
                                            Title: Vice President


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                                            AGENT:

                                            BANK OF AMERCA, N.A., as Agent for
                                            the Lenders


                                            By:   /S/ RICHARD M. STARKE
                                               ---------------------------------
                                            Name: Richard M. Starke
                                            Title: Managing Director

                                            LENDERS:

                                            BANK OFAMERICA, N.A.


                                            By:   /S/ RICHARD M. STARKE
                                               ---------------------------------
                                            Name: Richard M. Starke
                                            Title: Managing Director


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                                            FIRST UNION NATIONAL BANK


                                            By:  /S/ MARY A. MORGAN
                                               ---------------------------------
                                            Name: Mary A. Morgan
                                            Title: Senior Vice President


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                                            SUNTRUST BANK, MIAMI, N.A.


                                            By:  /S/ DAVID EDGE
                                               ---------------------------------
                                            Name: David Edge
                                            Title: Vice President


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                                            THE BANK OF NEW YORK


                                            By:  /S/ DAVID C. SIEGEL
                                               ---------------------------------
                                            Name: David C. Siegel
                                            Title: Vice President


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                                            THE BANK OF TOKYO-MITSUBISHI, LTD.


                                            By:  /S/ THOMAS FENNESSEY
                                               ---------------------------------
                                            Name: Thomas Fennessey
                                            Title: Vice President


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                                            COMERICA BANK


                                            By:  /S/ MARTIN G. ELLIS
                                               ---------------------------------
                                            Name: Martin G. Ellis
                                            Title: Vice President


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                                            WACHOVIA BANK, N.A.


                                            By:  /S/ PATRICK A. PHELAN
                                               ---------------------------------
                                            Name: Patrick A. Phelan
                                            Title: Vice President


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                                            DRESDNER BANK LATEINAMERIKA AG

                                                           (unsigned)
                                            By:_________________________________
                                            Name: ______________________________
                                            Title: _____________________________


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                                           DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                                           AG, CAYMAN ISLANDS BRANCH


                                           By:  /S/ KURT A .MORRIS
                                              ---------------------------------
                                           Name: Kurt A. Morris
                                           Title: Vice President


                                           By:  /S/ J.W. SOMERS
                                              ---------------------------------
                                           Name: J.W. Somers
                                           Title: Senior Vice President


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                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                                           (unsigned)
                                           By:_________________________________
                                           Name: ______________________________
                                           Title: _____________________________


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                                            THE NORTHERN TRUST COMPANY



                                            By:  /S/ RAHEELY GILL ANWAR
                                              ---------------------------------
                                            Name: Raheely Gill Anwar
                                            Title: Vice President

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                    ACKNOWLEDGEMENT OF EXECUTION ON BEHALF OF
                                  WATSCO, INC.


STATE OF NORTH CAROLINA

COUNTY OF FORSYTH

         Before me, the undersigned, a Notary Public in and for said County and State on this 28th day of January, 2000 A.D., personally appeared Barry S. Logan, known to be the Vice President of Finance and Chief Financial Officer of Watsco, Inc. (the "Borrower"), who, being by me duly sworn, says he works at 2665 S. Bayshore Drive, Coconut Grove, Florida 33133 and that by authority duly given by, and as the act of, the Borrower, Amendment Agreement No. 3 to Amended and Restated Revolving Credit and Reimbursement Agreement dated as of December 30, 1999 was signed by him as said Vice President of Finance and Chief Financial Officer on behalf of the Borrower.

         Witness my hand and official seal this 28th day of January, 2000.

                                                /S/  NANCY N. ROBEY-BOGAN
                                              ---------------------------------
                                                         Notary Public

(SEAL)

My commission expires: 8/18/2001


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